SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2000



                                  EMBREX, INC.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                   000-19495                     56-1469825
 (State or other            (Commission File No.)            I.R.S. Employer
  jurisdiction                                            Identification Number
of incorporation)


                 1035 SWABIA COURT, DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)



                                 (919) 941-5185
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

       On February 14, 2000, Embrex, Inc. entered into a letter agreement among Embrex, Inc., Micro Cap Partners, L.P., Palo Alto Investors, Inc., and William
L. Edwards, a copy of which is attached hereto as an Exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

Exhibit Number                Description of Exhibit
--------------                ----------------------

4.01 Letter agreement among Embrex, Inc., Micro Cap Partners, L.P., Palo Alto Investors, Inc., and William L. Edwards.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EMBREX, INC.



                                  By:    /s/ Randall L. Marcuson
                                         -------------------------------------
                                  Name:  Randall L. Marcuson
Dated: February 22, 2000          Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                Description of Exhibit
--------------                ----------------------

4.01 Letter agreement among Embrex, Inc., Micro Cap Partners, L.P., Palo Alto Investors, Inc., and William L. Edwards.